                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE, dated as of September 30, 2003 (the "SUPPLEMENTAL INDENTURE"), among ARMOR HOLDINGS, INC., a Delaware corporation (the "COMPANY"), the subsidiary guarantors listed as signatories to the Indenture as defined below (collectively, the "INITIAL SUBSIDIARY GUARANTORS"), the Discontinued Domestic Subsidiaries as defined in the Indenture and listed in
Schedule I hereto (collectively, the "NEW SUBSIDIARY GUARANTORS") and Wachovia Bank, National Association, a national banking association, as trustee (the "TRUSTEE").

                                   WITNESSETH

         WHEREAS, the Company has issued its 8 1/4% Senior Subordinated Notes due 2013 (the "NOTES") in the aggregate principal amount of $150,000,000 under and pursuant to the Indenture dated August 12, 2003, among the Company, the Initial Subsidiary Guarantors and the Trustee (the "INDENTURE");

         WHEREAS, Section 4.22 of the Indenture provides that the Company shall cause each Discontinued Domestic Subsidiary to become a Subsidiary Guarantor (as defined in the Indenture) by execution and delivery to the Trustee of a supplemental indenture no later than September 30, 2003 (except to the extent such Discontinued Domestic Subsidiary is sold by the Company prior to such date);

         WHEREAS, none of the Discontinued Domestic Subsidiaries have been sold by the Company on or prior to the date of this Supplemental Indenture;

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

         WHEREAS, all things necessary for the execution of this Supplemental Indenture and to make this Supplemental Indenture a valid and binding agreement of the parties hereto have been done;

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors and the Trustee, such parties hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

                  Section 1.        Definitions.

                  Unless otherwise stated or unless the context shall otherwise require, all capitalized terms used in this Supplemental Indenture shall be given the same meanings as such terms are defined in the Indenture.

                  Section 2.        Subsidiary Guarantee.

                  (a) By execution and delivery of this Supplemental Indenture, each New Subsidiary Guarantor hereby agrees to become a Subsidiary Guarantor pursuant to the Indenture and to assume all obligations of the Subsidiary Guarantors under the Indenture (including without limitation, the Subsidiary Guarantee as defined in the Indenture), the Notes and the Registration Rights Agreement, in each case, in accordance with the terms thereof.

                  (b) Each New Subsidiary Guarantor hereby agrees that its execution and delivery of this Supplemental Indenture shall evidence its Subsidiary Guarantee as set forth in Section 11.01 of the Indenture without the need for any further notation on the Notes and the delivery and authentication of any Note by the Trustee under the Indenture, including any Note authenticated and delivered on or prior to the date of this Supplemental Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of such Subsidiary Guarantor. Each of the Initial Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 of the Indenture shall remain in full force and effect.

                  Section 3.        Effectiveness and Validity.

                  (a) This Supplemental Indenture shall become effective on the date first written above. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed hereby. Following the effectiveness hereof, the Indenture shall be deemed supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be entitled to the benefit thereof and hereof and be bound thereby and hereby.

                  (b) If an Officer of a Subsidiary Guarantor whose signature is on the Indenture or this Supplemental Indenture no longer holds that office at the time the Trustee authenticates such Notes or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

                  Section 4.        Solvency; No Fraudulent Transfer or
                                    Conveyance.

                  Each New Subsidiary Guarantor, for the benefit of each Holder, confirms that it is a solvent corporation and that the granting of the Guarantee is not made with the purpose of defrauding any of its current creditors. The Company, each Initial Subsidiary Guarantor and each New Subsidiary Guarantor confirms its intention that the Subsidiary Guarantee given by each New Subsidiary Guarantor not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law.

                  Section 5. No Personal Liability of Directors, Officers, Employees and Stockholders.

                  No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or the Subsidiary Guarantors under the Notes, the Indenture, this Supplemental Indenture, the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. The acceptance of a Note by each Holder of Notes is deemed to be a waiver and release of all such liability. This waiver and release are part of the consideration for issuance of the Subsidiary Guarantee set forth in and evidenced by this Supplemental Indenture.

                  Section 6.        Governing Law.

                  THIS INDENTURE AND THE NOTES AND THE SUBSDIARY GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 7.        Successors.

                  All agreements of the Company and the Subsidiary Guarantors in the Indenture, this Supplemental Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  Section 8.        Duplicate Originals.

                  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

                  Section 9.        Severability.

                  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Indenture, this Supplemental Indenture and the Notes shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                  Section 10.       Headings.

                  The headings of the sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                  Section 10.       Trustee.

                  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                    ARMOR HOLDINGS, INC.,
                                         a Delaware corporation



                                    By: /s/ Robert R. Schiller
                                        --------------------------------------
                                        Name:  Robert R. Schiller
                                        Title: Chief Operating Officer and
                                               Chief Financial Officer

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                              as Trustee

                                         By: /s/ Stephanie Moore
                                             -----------------------------------
                                             Name:  Stephanie Moore
                                             Title: Trust Officer

INITIAL SUBSIDIARY GUARANTORS


                           911EP, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           AHI PROPERTIES I, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR BRANDS, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR HOLDINGS FORENSICS, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           ARMOR HOLDINGS GP, LLC,
                                a Delaware corporation


                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary


                           ARMOR HOLDINGS LP, LLC,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           ARMOR HOLDINGS PRODUCTS, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR HOLDINGS PROPERTIES, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMOR SAFETY PRODUCTS COMPANY,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           B-SQUARE, INC.,
                                a Texas corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           BREAK-FREE ARMOR CORP.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           BREAK-FREE, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           CASCO INTERNATIONAL, INC.,
                                a New Hampshire corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           DEFENSE TECHNOLOGY CORPORATION OF AMERICA,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           INDENTICATOR, INC.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           MONADNOCK LIFETIME PRODUCTS, INC. (DE),
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           MONADNOCK LIFETIME PRODUCTS, INC. (NH),
                                a New Hampshire corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                a New Hampshire corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           NAP PROPERTIES, LTD.,
                                a California limited partnership

                           By:  NAP PROPERTY MANAGERS LLC,
                               ---------------------------
                                its General Partner

                           By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                its Managing Member



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary




                           NAP PROPERTY MANAGERS LLC,
                                a California company

                           By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                its Managing Member



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           O'GARA-HESS & EISENHARDT ARMORING COMPANY, L.L.C.
                                 a Delaware corporation


                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS, INC.,
                                a Massachusetts corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           RAMTECH DEVELOPMENT CORP.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           SAFARI LAND LTD, INC.,
                                a California corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           SAFARILAND GOVERNMENT SALES, INC.,
                                a California corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           SPEEDFEED ACQUISITION CORP.,
                                a Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           THE O'GARA COMPANY,
                                an Ohio corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           NEW SUBSIDIARY GUARANTORS



                           ARMORGROUP NORTH AMERICA, INC.,
                                A Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ARMORGROUP SERVICES, LLC,
                                A Delaware limited liability company



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           CDR INTERNATIONAL, INC.,
                                A Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           U.S. DEFENSE SYSTEMS, LLC,
                                A Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title:     Vice President and Assistant Secretary

                           O'GARA SECURITY ASSOCIATES, INC.,
                                an Ohio corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           ITI LIMITED PARTERNSHIP,
                                a Texas limited partnership

                           By:  International Training, Inc., its General
                                Partner



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           INTERNATIONAL TRAINING, INC.,
                                A Virginia corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           NETWORK AUDIT SYSTEMS, INC.,
                                A Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                           NEW TECHNOLOGIES ARMOR, INC.,
                                A Delaware corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           THE PARVUS COMPANY,
                                A Maryland corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           PARVUS CRISIS MANAGEMENT CORPORATION,
                                A Maryland corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary



                           THE PARVUS INTERNATIONAL INFORMATION COMPANY,
                                A Maryland corporation



                           By: /s/ Phil Baratelli
                               ---------------------------------------------
                               Name:  Phil Baratelli
                               Title: Vice President and Assistant Secretary

                                                                      SCHEDULE I

NEW SUBSIDIARY GUARANTORS
-------------------------

ArmorGroup North America, Inc.

ArmorGroup Services, LLC

CDR International, Inc.

U.S. Defense Systems, LLC

O'Gara Security Associates, Inc.

ITI Limited Partnership

International Training, Inc.

Network Audit Systems, Inc.

New Technologies Armor, Inc.

The Parvus Company

Parvus Crisis Management Corporation

The Parvus International Information Company